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                                                                      Exhibit 21
                   SUBSIDIARIES OF ALCO STANDARD CORPORATION
                   -----------------------------------------


The registrant is Alco Standard Corporation ("Alco"), an Ohio corporation, which has no parent. The following sets forth information with respect to Alco's subsidiaries as of February 29, 1996.

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
                                                                                               State or other
                                                                                               jurisdiction of
                                                                % Voting Securities            incorporation or
Subsidiary                                                      Owned (by whom)                organization
----------                                                      --------------------           ---------------
Alco Realty, Inc. (ARI)                                         100% Alco                      Delaware
  Alco Canada Realty, Inc.                                      100% ARI                       Canada
  375347 British Columbia Ltd.                                  100% ARI                       Canada

Alco Cash Management Company                                    100% Alco                      Delaware
The Alco Standard Foundation                                    100% Alco                      Pennsylvania
Alco-Texas Realty, Inc.                                         100% Alco                      Texas
Chesterbrook Insurance Limited                                  100% Alco                      Bermuda

MDR Corporation (MDR)                                           100% Alco                      Delaware
  AOP Brands, Inc.                                              100% MDR                       Delaware
  IKON Office Solutions, Inc. (AOS)                             100% MDR                       Delaware
    AOS North America, Inc.                                     100% IKON                      Delaware
        Alco Office Systems-Canada, Inc.`                       100% AOS North America, Inc.   Canada
    IKON Capital, Inc.                                          100% IKON                      Georgia
    Alco Office Products (UK) Plc (AOPUK)                       100% IKON                      England
        Erskine House Group PLC (EHGPLC)                        100% AOPUK                     England
              Erskine Limited                                   100% EHGPLC                    England
    Office Group, Inc.                                          100% IKON                      Delaware
    Office Products, Inc.                                       100% IKON                      Delaware
    Office World Trade, Inc.                                    100% IKON                      Florida
  Alco Standard Acquisition Capital Corporation                 100% MDR                       Delaware
  Alco Standard Ltd.                                            100% MDR                       Delaware
  Alco Standard Petroleum Corporation                           100% MDR                       Delaware
  Alco Venture Capital Company                                  100% MDR                       Delaware

  Unisource Worldwide, Inc. (UWI)                               100% MDR                       Delaware
    Paper Corporation of North America (PCNA)                   100% UWI                       Delaware
        Unisource Distribuidora, S.A. de C.V.                    99% PCNA and 1% UWI           Mexico
        3813 Holdings, Ltd.                                     100% PCNA                      Canada
        Unisource Canada, Inc.                                  100% PCNA                      Canada
    Unisource Brands, Inc.                                      100% UWI                       Delaware
    Unisource Direct, Inc.                                      100% UWI                       Delaware
    Unisource International, Inc.                               100% UWI                       Delaware
    Unisource Realty, Inc.                                      100% UWI                       Delaware
    Unisource Sales Corporation                                 100% UWI                       Delaware

Partners Securities Company                                     100% Alco                      Delaware
TDFC Corporation                                                100% Alco                      Delaware
Upshur Coals Corporation                                        100% Alco                      West Virginia
1148189 Ontario Inc.                                            100% Alco                      Canada
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